UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):                February 4, 2005

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-116590	52-2175259
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

500 West Eldorado Street Decatur, IL 62522-1808
(Address of Principal Executive Offices)

(217) 423-4471
(Registrant’s telephone number, including area code)

Mueller Holdings (N.A.), Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Effective February 4, 2005, the Company’s wholly-owned subsidiary, Mueller Group, Inc. obtained waivers under the Second Amended and Restated Credit Agreement dated as of April 23, 2004 among Mueller Group, Inc., the Lenders party thereto and the Administrative Agent and Syndication Agents party thereto (as amended, “Credit Agreement”) that included:

•                  A waiver until March 31, 2005 of Mueller Group’s obligation under the Credit Agreement to provide the Lenders with its audited financial statements for its fiscal year ended September 30, 2004 and related reports and certificates;

•                  A waiver until March 31, 2005 of Mueller Group’s obligation under the Credit Agreement to provide the Lenders with its quarterly financial statements for its fiscal quarter ended January 1, 2005 so that such quarterly financial statements may be provided at the same time as the 2004 annual financial statements or shortly thereafter;

•                  A waiver of any Default or Event of Default arising under the Credit Agreement with respect to the financial statements previously delivered in respect of pre-2004 fiscal years, any fiscal quarters contained therein or the first, second, and third fiscal quarters of the 2004  fiscal year and any related reports and certificates failing to comply with the requirements of the Credit Agreement or any representations or warranties contained therein or with respect thereto not having been true and correct;

In conjunction with such waivers, Mueller Group agreed to pay to each of the Lenders that signed the Waiver by February 4, 2005 a fee equal to 0.025% of such Lender’s outstanding loans, letter of credit participations and undrawn loan commitments under the Credit Agreement.

The Company is a Guarantor under the Credit Agreement

DLJ Merchant Banking funds own substantially all of the outstanding shares of the Company’s common stock. As a result of their stock ownership and our stockholders agreement, the DLJ Merchant Banking funds control us and have the power to elect a majority of our directors, appoint new management and approve any action requiring the approval of the holders of common stock, including adopting amendments to our certificate of incorporation and approving acquisitions or sales of all or substantially all of our assets. The directors elected by the DLJ Merchant Banking funds have the ability to control decisions affecting our capital structure, including the issuance of additional capital stock, the implementation of stock repurchase programs and the declaration of dividends. The general partners of the DLJ Merchant Banking funds are affiliates or employees of Credit Suisse First Boston, acting through its Cayman Islands Branch, which is the arranger, administrative agent and a lender under the Credit Agreement.

A copy of the Waiver is filed as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title

10.1*

Waiver dated as of February 4, 2005 under Second Amended and Restated Credit Agreement dated as of April 23, 2004, among Mueller Group, Inc., the Lenders party thereto and the Administrative Agent and Syndication Agents party thereto.

*  Filed as an Exhibit to the Mueller Group, Inc. Form 8-K filed on February 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2005	MUELLER WATER PRODUCTS, INC.

	By:	/s/
Dale B. Smith
President and Chief Executive Officer